Exhibit 21.1

LIST OF SUBSIDIARIES OF

TTM TECHNOLOGIES, INC.

Name of Subsidiary	State/Country of Incorporation	Parent
TTM Iota Limited	Bermuda	TTM Technologies International (Switzerland) GmbH
TTM Technologies (Shanghai) Co. Ltd.	China	TTM Iota Limited
TTM Technologies (Asia Pacific) Limited	Hong Kong	TTM Technologies International Limited
Merix Caymans Trading Company Limited	Cayman Islands	TTM Technologies International Limited
TTM Technologies International Limited	Cayman Islands	TTM Technologies North America, LLC
Meadville Aspocomp (BVI) Holdings Limited	British Virgin Islands	TTM Technologies (Asia Pacific) Limited
Meadville Aspocomp International Limited	Hong Kong	Meadville Aspocomp (BVI) Holdings Limited
Asia Rich Enterprises Limited	British Virgin Islands	Meadville Aspocomp (BVI) Holdings Limited
Aspocomp Electronics India Private Limited	India	Asia Rich Enterprises Limited
MTG Management (BVI) Limited	British Virgin Islands	TTM Technologies (Asia Pacific) Limited
Oriental Printed Circuits Limited	Hong Kong	MTG Management (BVI) Limited
MTG PCB (BVI) Limited	British Virgin Islands	TTM Technologies (Asia Pacific) Limited
TTM Technologies China Limited	Hong Kong	MTG PCB (BVI) Limited
OPC Manufacturing Limited	Hong Kong	TTM Technologies China Limited
TTM Technologies Trading (Guangzhou) Co., Ltd.	China	TTM Technologies China Limited
Dongguan Meadville Circuits Limited	China	TTM Technologies China Limited
TTM Technologies North America, LLC	Delaware	TTM Technologies, Inc.
DDi Cleveland Holdings Corp.	Delaware	TTM Technologies North America, LLC
DDi Electronics Services (Shenzhen) Co. Ltd.	China	TTM Technologies North America, LLC
Wirekraft Industries, LLC	Delaware	TTM Technologies North America, LLC
TTM Technologies Europe Limited	United Kingdom	TTM Technologies North America, LLC
TTM Technologies Toronto, Inc.	Ontario	TTM Technologies North America, LLC
TTM Technologies Trading (Asia) Company Limited	Hong Kong	TTM Technologies International Limited
Viasystems Services (Singapore) PTE Ltd.	Singapore	Merix Caymans Trading Company Limited
Merix Printed Circuits Technology Limited	China	Viasystems Services (Singapore) PTE Ltd.
Viasystems (BVI) Limited	British Virgin Islands	Merix Caymans Trading Company Limited
Kalex Circuit Board (Guangzhou) Limited	Hong Kong	Viasystems (BVI) Limited
Guangzhou Termbray Circuit Board Company Limited	China	Kalex Circuit Board (Guangzhou) Limited
Viasystems Kalex Printed Circuit Board Limited	Hong Kong	Viasystems (BVI) Limited
Termbray Laminate Company Limited	Hong Kong	Viasystems (BVI) Limited
TTM Technologies Services (BVI) Limited	British Virgin Islands	Viasystems (BVI) Limited
Viasystems Asia Pacific Company Limited	Hong Kong	Viasystems (BVI) Limited
TTM Technologies (Hong Kong) Co., Ltd.	Hong Kong	Viasystems (BVI) Limited
Guangzhou Kalex Laminate Company Limited	China	Termbray Laminate Company Limited
Guangzhou Viasystems Commercial Technology Co. Limited	China	TTM Technologies Services (BVI) Limited
TTM Technologies International (Switzerland) GmbH	Switzerland	Viasystems Asia Pacific Company Limited

Name of Subsidiary	State/Country of Incorporation	Parent
Viasystems EMS (Shenzhen) Co. Ltd.	China	Viasystems Asia Pacific Company Limited
Shanghai Viasystems EMS Co. Ltd.	China	Viasystems Asia Pacific Company Limited
Guangzhou Termbray Electronics Technologies Company Limited	China	TTM Technologies (Hong Kong) Co., Ltd.
Kalex Multilayer Circuit Board (Zhongshan) Ltd.	China	TTM Technologies (Hong Kong) Co., Ltd.
Metropole A Limited	Hong Kong	Merix Caymans Trading Company Limited
Metropole B Limited	Hong Kong	Merix Caymans Trading Company Limited
Viasystems B.V.	Netherlands	TTM Technologies North America, LLC
Print Service Holding N.V.	Netherlands	Viasystems B.V.
Viasystems Mommers B.V.	Netherlands	Print Service Holding N.V.
Viasystems Services B.V.	Netherlands	Viasystems B.V.
Anaren, LLC	Delaware	TTM Technologies, Inc.
Anaren Ceramics, Inc.	New Hampshire	Anaren, LLC
Anaren Communication (Suzhou) Co. Ltd.	China	Anaren, LLC
Anaren GP, Inc.	New York	Anaren, LLC
Anaren Microwave, Inc.	Delaware	TTM Technologies, Inc.
Unicircuit, Inc.	Colorado	TTM Technologies, Inc.
TTM Technologies Japan Kabushiki Kaisha	Japan	TTM Technologies North America, LLC
TTM Printed Circuit Group, LLC	Delaware	TTM Technologies, Inc.